EXHIBIT 99.3

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules

Summary

($ Millions)

	1Q 2009	1Q 2008

Reported Net Income	$368	$1,846
EPS - Diluted	$0.45	$2.22

Core Results	$407	$1,819
EPS - Diluted	$0.50	$2.19

Total Worldwide Sales Volumes (mboe/day)	654	607

Total Worldwide Crude Oil Realizations ($/BBL)	$39.29	$86.75
Domestic Natural Gas Realizations ($/MCF)	$3.54	$8.15

Wtd. Average Basic Shares O/S (mm)	811.8	825.5
Wtd. Average Diluted Shares O/S (mm)	814.4	829.8

Shares Outstanding (mm)	810.6	820.7

Operating
Cash Flow Before Working Capital	$1,300	$2,700
Working Capital Changes	(500)	—
Cash Flow Before Working Capital	800	2,700

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2009 First Quarter

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Results
Oil & Gas	$545	$8	Rig terminations	$553

Chemical	169			169

Midstream, marketing and other	14			14

Corporate
Interest expense, net	(20)			(20)

Other	(96)	32	Severance	(49)
		15	Railcar leases

Taxes	(241)	(19)	Tax effect of adjustments	(260)

Income from continuing operations	371	36		407
Discontinued operations, net of tax	(3)	3	Discontinued operations, net	—
Net Income	$368	$39		$407

Basic Earnings Per Common Share
Income from continuing operations	$0.45
Discontinued operations, net	—
Net Income	$0.45			$0.50

Diluted Earnings Per Common Share
Income from continuing operations	$0.45
Discontinued operations, net	—
Net Income	$0.45			$0.50

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2008 First Quarter

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Results
Oil & Gas	$2,888			$2,888

Chemical	179			179

Midstream, marketing and other	123			123

Corporate
Interest expense, net	—			—

Other	(77)			(77)

Taxes	(1,294)			(1,294)

Income from continuing operations	1,819	—		1,819
Discontinued operations, net of tax	27	(27)	Discontinued operations, net	—
Net Income	$1,846	$(27)		$1,819

Basic Earnings Per Common Share
Income from continuing operations	$2.21
Discontinued operations, net	0.03
Net Income	$2.24			$2.20
Diluted Earnings Per Common Share
Income from continuing operations	$2.19
Discontinued operations, net	0.03
Net Income	$2.22			$2.19

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Items Affecting Comparability of Core Results Between Periods

The item(s) below are included in core results and are shown in this table because they affect the comparability between periods.

Pre-tax
Income / (Expense)	First Quarter
	2009	2008
Corporate
Foreign Exchange Gains & (Losses)	37	(1)

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Worldwide Effective Tax Rate

	QUARTERLY
	2009	2008	2008
REPORTED INCOME	QTR 1	QTR 4	QTR 1
Oil & Gas (a)	545	339	2,888
Chemicals	169	127	179
Midstream, marketing and other	14	170	123
Corporate & other	(116)	(70)	(77)
Pre-tax income	612	566	3,113

Income tax expense
Federal and state	12	65	606
Foreign (a)	229	53	688
Total	241	118	1,294

Income from continuing operations	371	448	1,819

Worldwide effective tax rate	39%	21%	42%

	2009	2008	2008
CORE RESULTS	QTR 1	QTR 4	QTR 1
Oil & Gas (a)	553	996	2,888
Chemicals	169	217	179
Midstream, marketing and other	14	170	123
Corporate & other	(69)	(70)	(77)
Pre-tax income	667	1,313	3,113

Income tax expense
Federal and state	31	131	606
Foreign (a)	229	225	688
Total	260	356	1,294

Core results	407	957	1,819

Worldwide effective tax rate	39%	27%	42%

(a) Revenues and income tax expense include taxes owed by Occidental but paid by governmental entities on its behalf. Oil and gas pre-tax income includes the following revenue amounts by periods.

2009	2008	2008
QTR 1	QTR 4	QTR 1
202	250	488

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2009 First Quarter Net Income (Loss)

Reported Income Comparison

	First	Fourth
	Quarter	Quarter
	2009	2008	B / (W)
Oil & Gas	$545	$339	$206
Chemical	169	127	42
Midstream, marketing and other	14	170	(156)
Corporate
Interest expense, net	(20)	(16)	(4)
Other	(96)	(54)	(42)
Taxes	(241)	(118)	(123)
Income from continuing operations	371	448	(77)
Discontinued operations, net	(3)	(5)	2
Net Income	$368	$443	$(75)

Earnings Per Common Share
Basic	$0.45	$0.55	$(0.10)
Diluted	$0.45	$0.55	$(0.10)

Worldwide Effective Tax Rate	39%	21%	-19%

OCCIDENTAL PETROLEUM

2009 First Quarter Net Income (Loss)

Core Results Comparison

	First	Fourth
	Quarter	Quarter
	2009	2008	B / (W)
Oil & Gas	$553	$996	$(443)
Chemical	169	217	(48)
Midstream, marketing and other	14	170	(156)
Corporate
Interest expense, net	(20)	(16)	(4)
Other	(49)	(54)	5
Taxes	(260)	(356)	96
Core Results	$407	$957	$(550)

Core Results Per Common Share
Basic	$0.50	$1.18	$(0.68)
Diluted	$0.50	$1.18	$(0.68)

Worldwide Effective Tax Rate	39%	27%	-12%

Investor Relations Supplemental Schedules

Oil & Gas
Variance Anaysis 1Q09 vs 4Q08
($ millions)
996
(650)
58
76
73 *
553
4Q08
Sales Price
Sales Volume/Mix
Exploration Expense
All Others
1Q09
* Lower operating cost partially offset by higher DD&A and lower foreign currency translation gains

Chemical
Variance Analysis 1Q09 vs 4Q08
($ millions)
217
(60)
(108)
86 +
34
169
4Q 08
Sales Price
Sales Volume/Mix
Operations/ Manufacturing
All Others
1Q 09
+ Lower energy and feedstock costs

Midstream, Marketing and Other
Variance Analysis 1Q09 vs 4Q08
($ millions)
170
(131)
(22)
(3)
14
4Q 08
Marketing Mark-to-Market Adjustments
Gas Processing Lower NGL Prices
All Others
1Q 09

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2009 First Quarter Net Income (Loss)

Reported Income Comparison

	First	First
	Quarter	Quarter
	2009	2008	B / (W)
Oil & Gas	$545	$2,888	$(2,343)
Chemical	169	179	(10)
Midstream, marketing and other	14	123	(109)
Corporate
Interest expense, net	(20)	—	(20)
Other	(96)	(77)	(19)
Taxes	(241)	(1,294)	1,053
Income from continuing operations	371	1,819	(1,448)
Discontinued operations, net	(3)	27	(30)
Net Income	$368	$1,846	$(1,478)

Earnings Per Common Share
Basic	$0.45	$2.24	$(1.79)
Diluted	$0.45	$2.22	$(1.77)

Worldwide Effective Tax Rate	39%	42%	3%

OCCIDENTAL PETROLEUM

2009 First Quarter Net Income (Loss)

Core Results Comparison

	First	First
	Quarter	Quarter
	2009	2008	B / (W)
Oil & Gas	$553	$2,888	$(2,335)
Chemical	169	179	(10)
Midstream, marketing and other	14	123	(109)
Corporate
Interest expense, net	(20)	—	(20)
Other	(49)	(77)	28
Taxes	(260)	(1,294)	1,034
Core Results	$407	$1,819	$(1,412)

Core Results Per Common Share
Basic	$0.50	$2.20	$(1.70)
Diluted	$0.50	$2.19	$(1.69)

Worldwide Effective Tax Rate	39%	42%	3%

Investor Relations Supplemental Schedules

Oil & Gas
Variance Analysis 1Q09 vs 1Q08
($ millions)
2,888
(2,401)
91
17
(42)
553
1Q 08
Sales Price
Sales Volume/Mix
Exploration Expense
All Others *
1Q 09
* Higher DD&A rate

Chemical
Variance Analysis 1Q09 vs 1Q08
($ millions)
179
(29)
(187)
197 *
9
169
1Q08
Sales Price
Sales Volume/Mix
Operations/Manufacturing
All Others
1Q09
* Lower energy and feedstock costs

Midstream Marketing and Other
Variance Analysis 1Q09 vs 1Q08
($ millions)
123
(34)
(72)
(3)
14
1Q08
Marketing Mark-to-Market Adjustments
Gas Processing Lower NGL Prices
All Others
1Q09

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	First Quarter
	2009	2008
NET SALES VOLUMES PER DAY:
United States
Crude Oil and Liquids (MBBL)
California	97	87
Permian	169	170
Midcontinent and Rockies	10	4
Total	276	261
Natural Gas (MMCF)
California	216	245
Midcontinent and Rockies	210	158
Permian	194	177
Total	620	580
Latin America
Crude Oil (MBBL)
Argentina	45	37
Colombia	47	42
Total	92	79
Natural Gas (MMCF)
Argentina	33	22
Bolivia	15	21
Total	48	43
Middle East / North Africa
Crude Oil (MBBL)
Oman	35	20
Dolphin	20	22
Qatar	47	46
Yemen	31	25
Libya	5	17
Total	138	130
Natural Gas (MMCF)
Oman	24	23
Dolphin	205	200
Total	229	223
Barrels of Oil Equivalent (MBOE)

Subtotal consolidated subsidiaries	656	611
Other interests
Colombia - minority interest	(6)	(6)
Yemen - Occidental net interest	4	2
Total worldwide sales volumes - MBOE	654	607

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	First Quarter
	2009	2008
NET PRODUCTION PER DAY:
United States
Crude Oil and Liquids (MBBL)	276	261
Natural Gas (MMCF)	620	580

Latin America
Crude Oil (MBBL)
Argentina	39	36
Colombia	48	42
Total	87	78

Natural Gas (MMCF)	48	43

Middle East / North Africa
Crude Oil (MBBL)
Oman	34	20
Dolphin	21	22
Qatar	51	46
Yemen	28	25
Libya	8	22
Total	142	135

Natural Gas (MMCF)	229	223

Barrels of Oil Equivalent (MBOE)

Subtotal consolidated subsidiaries	655	615
Other interests
Colombia - minority interest	(6)	(6)
Yemen - Occidental net interest	3	2
Total worldwide production - MBOE	652	611

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	First Quarter
	2009	2008
OIL & GAS:
PRICES
United States
Crude Oil ($/BBL)	37.66	90.21
Natural gas ($/MCF)	3.54	8.15

Latin America
Crude Oil ($/BBL)	39.59	67.26
Natural Gas ($/MCF)	3.50	3.80

Middle East / North Africa
Crude Oil ($/BBL)	41.55	93.37

Total Worldwide
Crude Oil ($/BBL)	39.29	86.75
Natural Gas ($/MCF)	2.90	6.05

	First Quarter
	2009	2008
Exploration Expense
Domestic	$27	$7
Latin America	2	15
Middle East / North Africa	28	40
Other Eastern Hemisphere	1	12
TOTAL REPORTED	$58	$74

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	First Quarter
Capital Expenditures ($MM)	2009	2008
Oil & Gas
California	$156	$160
Permian	189	73
Other - U.S.	56	46
Latin America	190	157
Middle East / North Africa	272	244
Exploration	48	39
Chemicals	31	50
Midstream, marketing and other	122	61
Corporate	7	3
TOTAL	$1,071	$833

Depreciation, Depletion &	First Quarter
Amortization of Assets ($MM)	2009	2008
Oil & Gas
Domestic	$311	$255
Latin America	168	105
Middle East / North Africa	208	190
Chemicals	71	82
Midstream, marketing and other	23	17
Corporate	5	4
TOTAL	$786	$653

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

CORPORATE

($ millions)

	31-Mar-09	31-Dec-08

CAPITALIZATION

Long-Term Debt (including current maturities)	$2,740	$2,740

Notes Payable	—	7

Others	25	25

Total Debt	$2,765	$2,772

EQUITY	$27,469	$27,325

Total Debt To Total Capitalization	9%	9%